UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported):  September 9, 2004
                                                        ------------------------

                          Capital Southwest Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                      Texas
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                 (State or Other Jurisdiction of Incorporation)

                 811-1056                                 75-1072796
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         (Commission File Number)              (IRS Employer Identification No.)


12900 Preston Road, Suite 700, Dallas, Texas                75230
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  (Address of Principal Executive Offices)                (Zip Code)


                                 (972) 233-8242
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant's Certifying Accountant

In a Form 8-K filed with the Securities and Exchange Commission on September 1, 2004, we disclosed that Ernst & Young, LLP, our independent registered public accounting firm, resigned as our independent registered public accounting firm, effective as of September 1, 2004. We have engaged Grant Thornton LLP as our new independent accountants to audit our financial statements. The audit committee of our board of directors approved the engagement of Grant Thornton LLP on September 9, 2004.

During fiscal years 2003 and 2004 and the subsequent interim period through September 9, 2004, neither us nor someone on our behalf engaged Grant Thornton LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or any matter that was either the subject of a "disagreement" or a "reportable event," both as such terms are defined in Item 304 of Regulation S-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 15, 2004


                                          CAPITAL SOUTHWEST CORPORATION


                                          By: /s/  William R. Thomas
                                             -----------------------------------
                                             William R. Thomas
                                             President and Chairman of the Board